CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Jon M. Burnham, Chief Executive Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 3, 2005                            /S/ JON M. BURNHAM
     -------------------------------     ---------------------------------------
                                         Jon M. Burnham, Chief Executive Officer
                                         (principal executive officer)


I, Michael E. Barna, Chief Financial Officer of Burnham Investors Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 3, 2005                             /S/ MICHAEL E. BARNA
     -------------------------------   -----------------------------------------
                                       Michael E. Barna, Chief Financial Officer
                                       (principal financial officer)